UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2009 (August 26, 2009)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding the beliefs, expectations, intentions or strategies for the future of Newtek Business Services, Inc. (“Newtek”), may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry Into a Material Definitive Agreement

As previously reported, Newtek’s SBA lending subsidiary, Newtek Small Business Finance, Inc. (NSBF), entered into a Fifth Amendment and Consent (the “ Fifth Amendment”) to the Credit Agreement dated as of August 31, 2005 between NSBF and General Electric Capital Corporation (GECC) which has made certain changes in the terms of the warehouse lending facility provided to NSBF. The Fifth Amendment reduces the aggregate total of the credit facility to $15 million from $28 million, adjusts the interest rate and other terms and extends the maturity date from August 30, 2009 to May 31, 2010 based upon progress shown by NSBF in obtaining a commitment for a replacement lender.

The Fifth Amendment was approved by the United States Small Business Administration on August 27, 2009 and is now effective.

ITEM 8.01	Other Events

Newtek held its Annual Meeting of Shareholders on August 26, 2009. With over 90 of outstanding shares participating, shareholders re-elected Barry Sloane as Chairman, Secretary and Chief Executive and approved an amendment to the Certificate of Incorporation removing the classification of directors by votes exceeding 88 percent of all outstanding shares and with less than 2 percent opposed or abstaining. As a result, all four directors will stand for re-election at next year’s Annual Meeting.

Previous to the Annual Meeting, Newtek reduced its Board of Directors to four members primarily to reduce costs and streamline the Board. Board Committees membership was restructured to consist of all three of the independent directors with David Beck serving as chair of the Audit Committee and Salvatore Mulia serving as chair of the Corporate Governance, Nominating and Compensation Committee. The position of Lead Director was also eliminated. Newtek expects these measures to result in annual cost savings of over $100,000 as well as bring the company’s Board structure in line with the current best practices in corporate governance.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: August 28, 2009	/s/ Barry Sloane
Barry Sloane
Chairman of the Board, Chief Executive Officer, Secretary

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